SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: February 12, 1998





                          SAVOIR TECHNOLOGY GROUP, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                      0-11560                 94-2414428
----------------------------     ------------------       ----------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)




             254 EAST HACIENDA AVENUE, CAMPBELL, CA            95008
          -------------------------------------------     --------------
            (Address of principal executive offices)        (Zip Code)



                                 (408) 379-0177
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 5.           OTHER EVENTS.

          On February 12, 1998, Savoir Technology Group, Inc. issued a press release attached hereto as Exhibit 99.1 with respect to its financial results for the year ended December 31, 1997. The press release, including Savoir Technology Group, Inc.'s comparative unaudited statements of income for the three - and twelve - month periods ended December 31, 1997, are incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)   Exhibits.

                           99.1     Press Release dated February 12, 1998.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  February 16, 1998

                                       SAVOIR TECHNOLOGY GROUP, INC.



                                       By        /S/ JAMES W. DORST
                                          -------------------------------------
                                                   James W. Dorst
                                               Chief Financial Officer

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                                  EXHIBIT INDEX


      EXHIBIT NO.                                 DESCRIPTION



         99.1             Press Release dated February 12, 1998.

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